UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2015 (January 22, 2015)

AMERICAN ENERGY CAPITAL PARTNERS – ENERGY RECOVERY PROGRAM, LP

(Exact name of Registrant as specified in its charter)

Delaware	333-192852	46-4076419
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:
American Energy Capital Partners, LP
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On January 22, 2015, Grant Thornton LLP (“Grant Thornton”) resigned as the independent registered public accounting firm for American Energy Capital Partners – Energy Recovery Program, LP (the “Company”).

Grant Thornton’s audit report on the Company’s consolidated financial statements for the period from October 30, 2013 to December 31, 2013 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

Since the Company’s establishment in October 2013 and through the end of the fiscal year ended December 31, 2014 and the subsequent interim period from January 1, 2015 through January 22, 2015, (i) there were no disagreements between the Company and Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Grant Thornton with a copy of the foregoing statements and has requested and received from Grant Thornton a copy of the letter addressed to the Securities and Exchange Commission stating that Grant Thornton agrees with the above statements. A copy of the letter from Grant Thornton is attached as Exhibit 16.1 to this Form 8-K.

The Company is presently in discussions to retain Hein & Associates LLP to replace Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The Company will file a Current Report on 8-K if and when the retention of Hein & Associates has been completed.

Item 8.01 Other Events

On January 20, 2015, the name of the Company was changed from American Energy Capital Partners, LP to American Energy Capital Partners – Energy Recovery Program, LP.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated January 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN ENERGY CAPITAL PARTNERS – ENERGY RECOVERY PROGRAM, LP

January 28, 2015	By:	American Energy Capital Partners GP, LLC,
its general partner

	By:	/s/ William M. Kahane
Name: William M. Kahane
Title: Chief Executive Officer and President